                       SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C.  20549



                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934



     Date of report (Date of earliest event reported):       June 12, 1998
                                                           ---------------


                          TELESPECTRUM WORLDWIDE INC.
                   ----------------------------------------
                (Exact Name of Registrant Specified in Charter)


   Delaware                          0-21107                      23-2845501
---------------                      -------                      ----------
(State or Other                  (Commission File             (I.R.S. Employer
Jurisdiction of                      Number)                 Identification No.)
Incorporation)




           443 South Gulph Road
       King of Prussia, Pennsylvania                                19406
------------------------------------------                       ----------
 (Address of Principal Executive Offices)                        (Zip Code)




  Registrant's telephone number, including area code:        (610) 878-7400
                                                          ---------------------



--------------------------------------------------------------------------------
         (Former Name or Former Address, if Changed Since Last Report)

ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

          (c)      Exhibits

 Exhibit Number     Description
 --------------     -----------

      99.1 Press Release issued by the Registrant on June 12, 1998 announcing the proposed merger with CRW Financial, Inc.

      99.2 Memorandum of terms executed on June 11, 1998 by the Registrant and CRW Financial, Inc. regarding the proposed merger.

                                   SIGNATURE


          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                              TELESPECTRUM WORLDWIDE INC.
                                   (Registrant)


                                  By  /s/ Richard C. Schwenk, Jr.
                                      ------------------------------------------
                                      Richard C. Schwenk, Jr.
                                      Executive Vice President and
                                      Chief Financial Officer


Dated:  June 12, 1998